Exhibit 99.1

AMENDMENT No. 1, dated as of August 14, 2012, (the “Amendment”) to the Credit Agreement, dated as of October 20, 2010, among DAVITA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), JPMORGAN CHASE BANK, N.A., as Issuing Lender and Swingline Lender, the other agents from time to time party thereto (as supplemented by the Increase Joinder Agreement, dated as of August 26, 2011, and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein, including without limitation to provide for the issuance of the New Senior Notes (as defined herein), the net proceeds of which shall be placed into the Escrow Account (as defined herein) pending consummation of the 2012 Transactions (as defined herein);

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“2012 Refinancing” shall mean (i) the repayment of outstanding Debt under the Tranche A-2 Term Facility and (ii) the repayment of outstanding Debt of Healthcare Partners Holdings, LLC.

“2012 Transactions” shall mean collectively, (a) the Acquisition and other related transactions contemplated by the Acquisition Agreement, (b) the incurrence of new Term Loans under the Credit Agreement pursuant to an amendment thereto after the Amendment No. 1 Effective Date; (c) the 2012 Refinancing; (d) the issuance of the New Senior Notes; and (e) the payment of all fees and expenses owing in connection with the foregoing.

“Acquisition” shall mean the acquisition of Healthcare Partners Holdings, LLC pursuant to the Acquisition Agreement.

“Acquisition Agreement” shall mean the Agreement and Plan of Merger (together with all exhibits and schedules thereto, collectively, the “Acquisition Agreement”), dated as of May 20, 2012, among the Borrower, Seismic Acquisition LLC, a newly formed limited liability company (“Merger Sub”) and a wholly-owned subsidiary of the Borrower, and Healthcare Partners Holdings, LLC (“Healthcare Partners”).

“Additional Escrow Amount” shall mean an amount equal to (a) all interest that could accrue on the New Senior Notes from and including the date of issuance thereof to and including the Termination Date and (b) all fees and expenses that are incurred in connection with the issuance of the New Senior Notes and all fees, expenses or other amounts payable in connection with the New Senior Notes Redemption.

“Eligible Escrow Investments” shall mean (1) U.S. Government Obligations maturing no later than the Business Day preceding Termination Date and (2) securities representing an interest or interests in money market funds registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act as investing exclusively in direct obligations of the United States

“Escrow Account” shall mean a deposit or securities account at a financial institution (such institution, the “Escrow Agent”) into which the Escrowed Funds are deposited.

“Escrow Agent” shall have the meaning given to such term in the definition of the term “Escrow Account.”

“Escrowed Funds” shall mean an amount, in cash or Eligible Escrow Investments, not to exceed the sum of (a) the issue price of the New Senior Notes, plus (b) the Additional Escrow Amount, plus (c) so long as they are retained in the Escrow Account, any income, proceeds or products of the foregoing.

“New Senior Notes” shall mean debt securities issued after the Amendment No. 1 Effective Date of the Borrower to finance part of the 2012 Transactions (which may be guaranteed by one or more other Loan Parties, but may not be guaranteed or receive credit support from any Person other than another Loan Party); provided that the net proceeds of such debt securities are deposited into the Escrow Account upon the issuance thereof.

“New Senior Notes Escrow Documents” shall mean the agreement(s) governing the Escrow Account and any other documents entered into in order to provide the Escrow Agent (or its designee) a Lien on the Escrowed Funds.

“New Senior Notes Indenture” shall mean the indenture pursuant to which the New Senior Notes shall be issued.

“New Senior Notes Documents” shall mean the New Senior Notes Indenture, the New Senior Notes Escrow Documents and any other documents entered into by the Borrower in connection with the New Senior Notes; provided that such documents shall require that (a) if the 2012 Transactions shall not be consummated on or before the Termination Date, the New Senior Notes shall be redeemed in full (the “New Senior Notes Redemption”) no later than the second Business Day after the Termination Date and (b) the Escrowed Funds shall be released from the Escrow Account before the Termination Date or within two Business Days after the Termination Date (A) upon the consummation of the 2012 Transactions and applied to finance part of the 2012 Transactions or (B) to effectuate the New Senior Notes Redemption.

“New Senior Notes Redemption” shall have the meaning given to such term in the definition of the term New Senior Notes Documents.

“Securities Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Termination Date” shall mean November 30, 2012; provided that the Borrower may elect to extend the Termination Date for an additional 30 days on no more than 3 occasions so long as (i) two Business days prior to the scheduled Termination Date it provides written notice to the Escrow Agent and the Administrative Agent and has issued a press release stating that it has extended the Termination Date, (ii) the Borrower has deposited cash or Eligible Escrow Investments into escrow with the Escrow Agent, to be held pursuant to the terms of the New Senior Notes Escrow Documents, in an amount sufficient to fund the redemption price due on the latest permitted date for the revised New Senior Notes Redemption in respect of all outstanding New Senior Notes and has certified that such amount will be satisfactory for such purpose and (iii) the Termination Date (as defined in the Acquisition Agreement) has been extended to match the extended Termination Date.

“U.S. Government Obligations” shall mean securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depositary receipt.

(b) Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso to the definition of “Collateral”:

“provided; that the Collateral shall not include the Escrowed Funds, the Escrow Account or any of the New Senior Notes Documents.”

(c) Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso to the definition of “Security Documents”:

“provided; that the Security Documents shall not include the Escrow Account or any New Senior Notes Escrow Document.”

(d) A new Section 1.9 shall be added to the Credit Agreement as follows:

1.9 New Senior Notes. Notwithstanding anything to the contrary in any Loan Document, nothing contained in any Loan Document shall prevent (a) the incurrence of any Debt evidenced by any New Senior Note Document, (b) the granting or existence of any Liens on the Escrow Account, the Escrowed Funds or any New Senior Note Document or pursuant to any New Senior Notes Escrow Document, in each case, in favor of the Escrow Agent or the trustee under the New Senior Notes Indenture (or their designees), (c) the holding of the Escrowed Funds in the Escrow Account or (d) any other transaction contemplated by the New Senior Notes Documents (it being understood, for the avoidance of doubt, that any such incurrences of Debt, granting of Liens and other transactions shall be deemed made exclusively in reliance upon this Section 1.9 and not any other exception or basket under any other provision of any Loan Document). The Lenders, the Issuing Lenders and their respective Affiliates hereby agree that none of the Administrative Agent, the Collateral Agent or any Affiliate thereof shall have any liability or obligation to the Lenders, in their capacities as such, with respect to any transactions contemplated by the New Senior Notes Documents.

Section 2. Representations and Warranties, No Default. By its execution of this Agreement, each Loan Party hereby certifies that prior to and immediately after giving effect to this Agreement:

(a) the execution, delivery and performance by each Loan Party of this Agreement, are within such Loan Party’s corporate, partnership or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, do not (i) contravene such Loan Party’s Constitutive Documents, (ii) violate any Requirements of Law, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party or any of its properties that would reasonably be likely to have a Material Adverse Effect or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party;

(b) no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby;

(c) each of the representations and warranties made by any Loan Party set forth in Section 4 of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment No.1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

Section 3. Effectiveness.

(a) The Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(i) The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Loan Party; and

(ii) The representations and warranties in Section 2 hereof shall be true and correct.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5. Governing Law and Waiver of Right to Trial by Jury.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF). The jurisdiction and waiver of right to trial by jury provisions in Section 11.12 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any other Agent or the Issuing Lenders, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Amendment No. 1 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DAVITA INC.

By:	/s/ James K. Hilger
	Name:	James K. Hilger
	Title:	Interim Chief Financial Officer and
Chief Accounting Officer

CARROLL COUNTY DIALYSIS FACILITY, INC.
CONTINENTAL DIALYSIS CENTER, INC.
CONTINENTAL DIALYSIS CENTER OF SPRINGFIELD-FAIRFAX, INC.
DAVITA OF NEW YORK, INC.
DIALYSIS HOLDINGS, INC.
DIALYSIS SPECIALISTS OF DALLAS, INC.
DOWNRIVER CENTERS, INC.
DVA HEALTHCARE OF MARYLAND, INC.
DVA HEALTHCARE OF MASSACHUSETTS, INC.
DVA HEALTHCARE OF PENNSYLVANIA, INC.
DVA HEALTHCARE PROCUREMENT SERVICES, INC.
DVA HEALTHCARE RENAL CARE, INC.
DVA LABORATORY SERVICES, INC.
DVA OF NEW YORK, INC.
DVA RENAL HEALTHCARE, INC.
EAST END DIALYSIS CENTER, INC.
ELBERTON DIALYSIS FACILITY, INC.
FLAMINGO PARK KIDNEY CENTER, INC.
KNICKERBOCKER DIALYSIS, INC.
LIBERTY RC, INC.
LINCOLN PARK DIALYSIS SERVICES, INC.
MASON-DIXON DIALYSIS FACILITIES, INC.
PHYSICIANS DIALYSIS ACQUISITIONS, INC.
PHYSICIANS DIALYSIS, INC.
PHYSICIANS DIALYSIS VENTURES, INC.
RENAL LIFE LINK, INC.
RENAL TREATMENT CENTERS, INC.
RENAL TREATMENT CENTERS—CALIFORNIA, INC.
RENAL TREATMENT CENTERS—HAWAII, INC.
RENAL TREATMENT CENTERS—ILLINOIS, INC.

RENAL TREATMENT CENTERS—MID-ATLANTIC, INC.
RENAL TREATMENT CENTERS—NORTHEAST, INC.
RENAL TREATMENT CENTERS—WEST, INC.
RMS LIFELINE, INC.
SHINING STAR DIALYSIS, INC.
THE DAVITA COLLECTION, INC.
TOTAL ACUTE KIDNEY CARE, INC.
TOTAL RENAL CARE, INC.
TOTAL RENAL LABORATORIES, INC.
TOTAL RENAL RESEARCH, INC.
TRC OF NEW YORK, INC.
TRC WEST, INC.

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

ALAMOSA DIALYSIS, LLC
GREENSPOINT DIALYSIS, LLC

By:	RENAL TREATMENT CENTERS—SOUTHEAST, LP
Its:	Manager

By:	RENAL TREATMENT CENTERS, INC.
Its:	General Partner

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

DAVITA – WEST, LLC

By:	RENAL TREATMENT CENTERS, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

DAVITA RX, LLC
DNP MANAGEMENT COMPANY, LLC
FORT DIALYSIS, LLC
HILLS DIALYSIS, LLC
KIDNEY CARE SERVICES, LLC
MAPLE GROVE DIALYSIS, LLC
NEPHROLOGY MEDICAL ASSOCIATES
OF GEORGIA, LLC
PALO DIALYSIS, LLC
PATIENT PATHWAYS, LLC
TRC—INDIANA, LLC
TREE CITY DIALYSIS, LLC
VILLAGEHEALTH DM, LLC

By:	TOTAL RENAL CARE, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

FREEHOLD ARTIFICIAL KIDNEY CENTER, LLC
NEPTUNE ARTIFICIAL KIDNEY CENTER, LLC

By:	DVA RENAL HEALTHCARE, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

HOUSTON KIDNEY CENTER/TOTAL
RENAL CARE INTEGRATED SERVICE
NETWORK LIMITED PARTNERSHIP

By:	TOTAL RENAL CARE, INC.
Its:	General Partner

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

NEW HOPE DIALYSIS, LLC

By:	RENAL LIFE LINK, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

NORTH ATLANTA DIALYSIS CENTER, LLC
SOUTHWEST ATLANTA DIALYSIS CEN-TERS, LLC

By:	RENAL TREATMENT CENTERS - MID-ATLANTIC, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

NORTH COLORADO SPRINGS DIALYSIS, LLC
ROCKY MOUNTAIN DIALYSIS SERVICES, LLC
SIERRA ROSE DIALYSIS CENTER, LLC

By:	RENAL TREATMENT CENTERS - WEST, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

PHYSICIANS CHOICE DIALYSIS, LLC

By:	PHYSICIANS MANAGEMENT, LLC
Its:	Manager

By:	PHYSICIANS DIALYSIS VENTURES, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

PHYSICIANS CHOICE DIALYSIS OF AL-ABAMA, LLC

By:	PHYSICIANS CHOICE DIALYSIS, LLC
Its:	Manager

By:	PHYSICIANS MANAGEMENT, LLC
Its:	Manager

By:	PHYSICIANS DIALYSIS VENTURES, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

PHYSICIANS MANAGEMENT, LLC

By:	PHYSICIANS DIALYSIS VENTURES, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

RENAL TREATMENT CENTERS-SOUTHEAST, L.P.

By:	RENAL TREATMENT CENTERS, INC.
Its:	General Partner

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

TOTAL RENAL CARE TEXAS LIMITED PARTNERSHIP

By:	TOTAL RENAL CARE, INC.
Its:	General Partner

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

WESTVIEW DIALYSIS, LLC

By:	RENAL TREATMENT CENTERS - ILLINOIS, INC.
Its:	Manager

By:	/s/ Chetan P. Mehta
Chetan P. Mehta
Vice President of Finance

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Vanessa Chiu

Name:	Vanessa Chiu
Title:	Executive Director

Cedar Funding Ltd.,
as a Lender

By:	AEGON USA Investment Management, LLC

By:	/s/ Maria Giannavola
Name: Maria Giannavola
Title: Associate Director

Malibu CBNA Loan Funding LLC,
as a Lender

By:	/s/ Matthew Garvis
Name: Matthew Garvis
Title: Attorney-In-Fact

Nantucket CLO I Ltd
By: Fortis Investment Management USA, Inc., as Attorney-in-Fact

,
as a Lender

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Vice President

GREYROCK CDO LTD.,
as a Lender

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

LANDMARK IV CDO LIMITED,
as a Lender

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

LANDMARK IX CDO LTD,
as a Lender

By:	Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

LANDMARK V CDO LIMITED,
as a Lender

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Managing Director

LANDMARK VII CDO LTD,
as a Lender

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Portfolio Manager

LANDMARK VIII CLO LTD,
as a Lender

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft Title: Portfolio Manager

One Wall Street CLO II LTD,
as a Lender

By: Alcentra NY, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

Pacifica CDO V LTD,
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

Pacifica CDO VI LTD,
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

Prospero CLO II B.V.,
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

US Bank Loan Fund (M) Master Trust,
as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell
Name: Daymian Campbell Title: Vice President

Veritas CLO II, LTD,
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell

Name: Daymian Campbell
Title: Vice President

Westwood CDO I LTD,
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell

Name: Daymian Campbell
Title: Vice President

Westwood CDO II LTD,
as a Lender

By:	Alcentra NY, LLC, as investment advisor

By:	/s/ Daymian Campbell

Name: Daymian Campbell
Title: Vice President

AIMCO CLO, Series 2005-A,
as a Lender

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Douglas P. Dupont

Name: Douglas P. Dupont
Title: Authorized Signatory

AIMCO CLO, Series 2006-A,
as a Lender

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Douglas P. Dupont

Name: Douglas P. Dupont
Title: Authorized Signatory

Allstate Life Insurance Company,
as a Lender

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Douglas P. Dupont

Name: Douglas P. Dupont
Title: Authorized Signatory

AMMC CLO III, Limited,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO IV, Limited,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO V, Limited,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO VI, Limited,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

AMMC CLO X, Limited,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

AMMC VII, Limited,
as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ Chester M. Eng

Name: Chester M. Eng
Title: Senior Vice President

ALM Loan Funding 2010-3, Ltd.,
as a Lender

By:	Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Vice President

APOLLO CREDIT FUNDING I LTD.,
as a Lender

By:	Stone Tower Fund Management, LLC, as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

CORNERSTONE CLO LTD.,
as a Lender

By:	Stone Tower Debt Advisors, LLC, as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

Gulf Stream – Sextant CLO
2006-1, Ltd.,
as a Lender

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Vice President

Gulf Stream – Sextant CLO
2007-1, Ltd.,
as a Lender

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Vice President

Gulf Stream – Compass CLO
2005-II, Ltd.,
as a Lender

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Vice President

Gulf Stream – Rashinban CLO
2006-I, Ltd.,
as a Lender

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Vice President

IBM Personal Pension Plan
Trust, as a Lender

By:	Stone Tower Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

Neptune Finance CCS, Ltd.,
as a Lender

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Vice President

RAMPART CLO 2006-1 LTD.,
as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

Rampart CLO 2007 Ltd.,
as a Lender

By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

STONE TOWER CLO III LTD.,
as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

Stone Tower CLO V Ltd.,
as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

STONE TOWER CLO VI LTD.,
as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

STONE TOWER CLO VII LTD.,
as a Lender

By:	Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

Name: Joe Moroney
Title: Authorized Signatory

ARES LOAN TRUST 2011,
as a Lender

ARES LOAN TRUST 2011

BY:	ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

FUTURE FUND BOARD OF GUARDIANS,
as a Lender

FUTURE FUND BOARD OF GUARDIANS

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ELIS IV SUB ACCOUNT)

BY:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.,
as a Lender

ARES ENHANCED CREDIT OPPORTUNITIES FUND II, LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC,

 ITS MANAGER

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.,
as a Lender

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT, L.P., ITS MANAGER

BY:	ARES ENHANCED CREDIT OPPORTUNITIES FUND MANAGEMENT GP, LLC, AS GENERAL PARTNER

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.,
as a Lender

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT III, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN III GP, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.,
as a Lender

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES IIIR/IVR CLO LTD.,
as a Lender

ARES IIIR/IVR CLO LTD.

BY:	ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES SENIOR LOAN TRUST,
as a Lender

ARES SENIOR LOAN TRUST

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES SENIOR LOAN TRUST MANAGEMENT, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

Ares NF CLO XIII Ltd.,
as a Lender

Ares NF CLO XIII Ltd

BY:	Ares NF CLO XIII Management, L.P., its collateral manager

BY:	Ares NF CLO XIII Management LLC, its general partner

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

Ares NF CLO XIV Ltd.,
as a Lender

Ares NF CLO XIV Ltd

BY:	Ares NF CLO XIV Management, L.P., its collateral manager

BY:	Ares NF CLO XIV Management LLC, its general partner

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

Ares NF CLO XV Ltd.,
as a Lender

Ares NF CLO XV Ltd

BY:	Ares NF CLO XV Management, L.P., its collateral manager

BY:	Ares NF CLO XV Management LLC, its general partner

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES VIR CLO LTD.
as a Lender

ARES VIR CLO LTD.

BY:	ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES VR CLO LTD.
as a Lender

ARES VR CLO LTD.

BY:	ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES XI CLO LTD.
as a Lender

ARES XI CLO LTD.

BY:	ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES XVI CLO LTD.
as a Lender

ARES XVI CLO LTD.

BY:	ARES CLO MANAGEMENT XVI, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XVI, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES XXII CLO LTD.,
as a Lender

ARES XXII CLO LTD.

BY:	ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

WELLPOINT, INC.,
as a Lender

WELLPOINT, INC.

BY:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY:	ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES XIX CLO LTD.,
as a Lender

ARES XIX CLO LTD.

BY:	ARES CLO MANAGEMENT XIX, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP XIX, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES XX CLO LTD.,
as a Lender

ARES XX CLO LTD.

BY:	ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER

BY:	ARES CLO GP XX, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

GLOBAL LOAN OPPORTUNITY FUND B.V.,
as a Lender

GLOBAL LOAN OPPORTUNITY FUND B.V.

BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.,
as a Lender

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY VI, L.P.,
as a Lender

ARES ENHANCED LOAN INVESTMENT STRATEGY FUND VI, L.P.

BY:	AELIS VI MANAGEMENT, L.P., ITS GENERAL PARTNER

BY:	AELIS VI OPERATING MANAGER, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

ARES XII CLO LTD.,
as a Lender

ARES XII CLO LTD.

BY:	ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY:	ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name:	Jeff Moore
Title:	Vice President

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2005-II

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2007-I

BABSON CLO LTD. 2011-I

BABSON LOAN OPPORTUNITY CLO, LTD.
CLEAR LAKE CLO, LTD.

ST. JAMES RIVER CLO, LTD.

SUMMIT LAKE CLO, LTD.

VICTORIA FALLS CLO, LTD., each as a Lender

By: Babson Capital Management LLC as Collateral
       Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Director

AMBITION TRUST 2009, as a Lender By: Babson Capital Management LLC as Investment Manager

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Director

C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, each as a Lender By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Director

DIAMOND LAKE CLO, LTD., as a Lender By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Ryan Christenson
Name: Ryan Christenson
Title: Director

Chatham Light II CLO, Limited,
as a Lender

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point III CLO,
as a Lender

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point IV CLO, Ltd.,
as a Lender

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

Race Point V CLO, Limited,
as a Lender

By:	Sankaty Advisors, LLC Its Asset Manager

By:	/s/ Andrew S. Viens
Name: Andrew S. Viens
Title: Sr. Vice President of Operations

BANCALLIANCE INC., as Assignee
as a Lender

BY:	AP COMMERCIAL LLC, its attorney-in-fact

By:	/s/ John Gray
Name: John Gray
Title: Director

Bank Leumi USA,
as a Lender

By:	/s/ Joung Hee Hong
Name: Joung Hee Hong
Title: First Vice President

[If a second signature is required]

By:
Name:
Title:

BALLANTYNE FUNDING LLC,
as a Lender

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Bank of America, N.A.
as a Lender

By:	/s/ Amie L. Edwards
Name:	Amie L. Edwards
Title:	Director

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

By:	/s/ H. Thind
Name: H. Thind
Title: Director

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Lisa Minigh
Name: Lisa Minigh
Title: Assistant Vice President

Black Diamond CLO 2005-1 LTD.

By: Black Diamond CLO 2005-1 Adviser, L.L.C.,
As Its Collateral Manager,

as a Lender

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Black Diamond CLO 2005-2 LTD.

By: Black Diamond CLO 2005-2 Adviser, L.L.C.,
As Its Collateral Manager,

as a Lender

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

Black Diamond CLO 2006-1 (CAYMAN) LTD.

By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As Its Collateral Manager,

as a Lender

By:	/s/ Stephen H. Deckoff

Name: Stephen H. Deckoff
Title: Managing Principal

GSC Capital Corp. Loan Funding 2005-1

By: GSC Acquisition Holdings, L.L.C.,
as its Collateral Manager

By:	GSC MANAGER, LLC, in its capacity as
Manager

By:	BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as
Member

as a Lender

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BlackRock Senior High Income Fund, Inc.
Allied World Assurance Company, Ltd
JPMBI re Blackrock BankLoan Fund
BlackRock Floating Rate Income Trust
BlackRock Defined Opportunity Credit Trust
BlackRock Limited Duration Income Trust
BMI-CLO-I
BlackRock Funds II BlackRock Floating Rate Income Portfolio
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Income Strategies Portfolio
Houston Casualty Company
US Specialty Insurance Company
Ironshore Inc.
Missouri State Employees’ Retirement System
Permanens Capital L.P.
SCOR Reinsurance Company
BlackRock Senior Floating Rate Portfolio
SCOR Global Life Americas Reinsurance Company,
as a Lender

By:	/s/ C. Adrian Marshall
Name: C. Adrian Marshall
Title: Authorized Signatory

CANARAS SUMMIT CLO LTD

By: Canaras Capital Management LLC
As Sub-Investment Adviser

as a Lender

By:	/s/ Andrew J. Heller
Name: Andrew J. Heller
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

Green Island CBNA Loan
Funding LLC,
as a Lender

By:	Citibank N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

CATHAY BANK, as a Lender

By:	/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

[If a second signature is required]

By:
Name:
Title:

Del Mar CLO I, LTD.,
as a Lender

By:	Caywood-Scholl Capital Management LLC, as Collateral Manager

By:	/s/ James Dudnick
Name: James Dudnick
Title: Vice President

Chinatrust Commercial Bank Ltd., New York Branch, as a Lender

By:	/s/ Amy Fong
Name: Amy Fong
Title: SVP & General Manager

SHINNECOCK CLO 2006-1 LTD,
as a Lender

By:	/s/ Francis Ruchalski
Name: FRANCIS RUCHALSKI
Title: CFO

[If a second signature is required]

By:.
Name:
Title:

Compass Bank,
as a Lender

By:	/s/ Hans W. Hinrichs
Name: Hans W. Hinrichs
Title: Vice President

CRATOS CLO I LTD.
as a Lender

By: Cratos CDO Management LLC As Attorney-in-Fact

By: JMP Credit Advisors LLC Its Manager

By:	/s/ Renee Lefebvre
Name: Renee Lefebvre
Title: Managing Director

Credit Agricole Corporate and Investment Bank, as a Lender

By:	/s/ Michael Madnick
Name: Michael Madnick
Title: Managing Director

By:	/s/ John Bosco
Name: John Bosco
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

CREDIT SUISSE LOAN FUNDING LLC,
as a Lender

By:	/s/ Robert Healey
Name: Robert Healey
Title: Authorized Signatory

By:	/s/ Nirmala Durgana
Name: NIRMALA DURGANA
Title: VICE PRESIDENT

California First National Bank,
as a Lender

By:	/s/ D.N. Lee
Name: D.N. Lee
Title: S.V.P.

COMMUNITY & SOUTHERN BANK,
as a Lender

By:	/s/ Thomas A. Bethel
Name: Thomas A. Bethel
Title: Corporate Banking Manager

LVIP Delaware Diversified Floating Rate Fund,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Stichting Pensioenfonds voor Huisartsen,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Delaware Group Advisor Funds—Delaware Diversified Income Fund,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Optimum Trust - Optimum Fixed Income Fund,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Delaware Group Government Funds— Delaware Core Plus Fund,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Delaware VIP Trust - Delaware VIP Diversified Income Series,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Delaware Diversified Income Trust,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Aggressive Allocation,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Lincoln Variable Insurance Products Trust- LVIP Delaware Foundation Conservative Allocation
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Delaware Group Foundation Funds - Delaware Moderate Allocation Portfolio,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Moderate Allocation,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Four Corners CLO 2005-I, Ltd.,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Four Corners CLO II, Ltd.,
as a Lender

By:	/s/ Matthew Garvis
Name: Matthew Garvis
Title: Vice President

Four Corners CLO III, Ltd.,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

DENALI CAPITAL CLO V, LTD.,
as a Lender

By: Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

DENALI CAPITAL CLO VI, LTD.,
as a Lender

By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

DENALI CAPITAL CLO VII, LTD.,
as a Lender

By: Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

Spring Road CLO 2007-1, LTD.,
as a Lender

By: Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager

By:	/s/ Nicole Kouba
Name: Nicole Kouba
Title: Vice President

Doral Money, Inc.,
as a Lender

By:	/s/ John Finan
Name: John Finan
Title: Managing Director

Victoria Court CBNA Loan Funding LLC,
as a Lender

By:	/s/ Matthew Garvis
Name: Matthew Garvis
Title: Attorney-In-Fact

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a Lender

By:	/s/ Edward Chen
Name: Edward Chen
Title: VP & General Manager

East West Bank,
as a Lender

By:	/s/ Martin Kim
Name: Martin Kim
Title: Vice President

Columbia Funds Variable Series Trust - Variable Portfolio - Eaton Vance Floating-Rate Income Fund,
as a Lender

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof
Title: Vice President

Innovation Trust 2011,
as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance CDO IX Ltd., as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance CDO VIII, Ltd., as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance Floating-Rate Income Trust, as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof Title: Vice President

Grayson & Co, as a Lender

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance Institutional Senior Loan Fund, as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof Title: Vice President

Senior Debt Portfolio, as a Lender By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof Title: Vice President

Eaton Vance Senior
Floating-Rate Trust,
as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Senior Income Trust Trust,
as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof
Title: Vice President

Eaton Vance Short Duration Diversified Income Fund,
as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof
Title: Vice President

Innovation Trust 2009,
as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name: Michael Botthof
Title: Vice President

MET Investors Series Trust—Met/Eaton Vance Floating Rate Portfolio,
as a Lender

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

Pacific Select Fund Floating Rate Loan Portfolio,
as a Lender

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

ECP CLO 2012-3, LTD,
as a Lender

By:	Silvermine Capital Management

By:	/s/ Joshua Cringle
Name: Joshua Cringle
Title: Analyst

ERSTE GROUP BANK AG,
as a Lender

By:	/s/ Paul Judicke
Name: Paul Judicke Title: Director

By:	/s/ Brandon Meyerson
Name: Brandon Meyerson
Title: Director

FIRST COMMERCIAL BANK NEW YORK BRANCH,

By:	/s/ Jason Lee
Name: Jason Lee Title: V.P. & General Manager

[If a second signature is required]

By:
Name:
Title:

Fountain Court Master Fund,
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

FRANKLIN INVESTORS SECURITIES TRUST— FRANKLIN TOTAL RETURN FUND,

as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

FRANKLIN STRATEGIC SERIES-FRANKLIN STRATEGIC INCOME FUND,

as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST,
as a Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

FRANKLIN INVESTORS SECURITIES TRUST FRANKLIN REAL RETURN FUND,
as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

FRANKLIN INVESTORS SECURITIES TRUST FRANKLIN LOW DURATION TOTAL RETURN FUND,
as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

MET INVESTORS SERIES TRUST— MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO,
as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

FRANKLIN FLOATING RATE MASTER TRUST— FRANKLIN FLOATING RATE MASTER SERIES,
as a Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

FRANKLIN STRATEGIC INCOME FUND (CANADA),
as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

FRANKLIN TEMPLETON SERIES II FUNDS— FRANKLIN FLOATING RATE II FUND,
as a Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

FRANKLIN TEMPLETON TOTAL RETURN FDP FUND OF FDP SERIES, INC.,
as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

FRANKLIN INVESTORS SECURITIES TRUST— FRANKLIN—FLOATING RATE DAILY ACCESS FUND,
as a Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Assistant Vice President

NAVIGATOR CDO 2006, LTD., as a Lender

By: GE Capital Debt Advisors LLC, as Collateral Manager

By:	/s/ John Campos
Name: John Campos
Title: Authorized Signatory

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY

By: Goldman Sachs Asset Manager, L.P., as Manager,
as a Lender

By:.	/s/ K. Huong
Name: K. Huong
Title: Vice President

By:.
Name:
Title:

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender

By:	/s/ Sally-Anne Kenny
Name: Sally-Anne Kenny
Title: Authorised Signatory

By:.	/s/ Sinead Murphy
Name: Sinead Murphy
Title: Authorised Signatory

Torus Insurance Holdings Limited by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By:	/s/ K. Huong
Name: K. Huong
Title: Vice President

By:
Name:
Title:

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:	/s/ K. Huong
Name: K. Huong
Title: Vice President

By:
Name:
Title:

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

GOLUB INTERNATIONAL LOAN LTD. I,
as a Lender

By:	/s/ Christina Jamieson
Name: Christina Jamieson
Title: Portfolio Manager

Grandpoint Bank,
as a Lender

By:	/s/ Phil Soh
Name: Phil Soh, SVP
Title: Regional Credit Administator

By:	/s/ David Ross
Name: David Ross, EVP
Title: Chief Credit Officer

Northrop Grumman Pension Master Trust by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal as a Lender

By:	/s/ K. Huong
Name: K. Huong
Title: Vice President

[If a second signature is required]

By:
Name:
Title:

BLACKSTONE / GSO SECURED TRUST LTD

By: GSO / Blackstone Debt Funds Management LLC as Investment Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

CHELSEA PARK CLO LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

COLUMBUS PARK CDO LTD.

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

GALE FORCE 2 CLO, LTD.

By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

GALE FORCE 3 CLO, LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

LAMP FUNDS (IRE) lPLC IN RESPECT OF ITS SUB-FUND BLACKSTONE/GSO SENIOR FLOATING RATE CORPORATE LOAN FUND, as Assignee

By: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By: The Bank of New York Mellon Trust Company, National Association as Sub Custodian, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:	/s/ Yvette Haynes
Name: Yvette Haynes Title: Authorized Signatory

OPTUMHEALTH BANK, INC. By: GSO Capital Advisors LLC as Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

GSO LOAN TRUST 2010 By: GSO Capital Advisors LLC, As its Investment Advisor, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

GSO LOAN TRUST 2011 By: GSO Capital Advisors LLC, As its Investment Advisor, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

MAPS CLO FUND I, LLC By: GSO / Blackstone Debt Funds Management LLC Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

MAPS CLO FUND II, LTD. By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

TRIBECA PARK CLO LTD. By: GSO/BLACKSTONE Debt Funds Management LLC as Portfolio Manager, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith Title: Authorized Signatory

[If a second signature is required]

By:
Name: Title:

JUPITER LOAN TRUST

By: GSO Capital Advisors LLC, As its Investment Advisor, as a Lender

By:	/s/ Daniel H. Smith
Name: Daniel H. Smith
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

Halcyon Structured Asset Management CLO I Ltd.

Halcyon Structured Asset Management Long Secured/Short Unsecured 2007-2 Ltd.

Halcyon Loan Investors CLO I Ltd.,
as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

Highbridge Liquid Loan Opportunities Master Fund, L.P.
By: Highbridge Principal Strategies LLC, Its Investment Manager, as a Lender

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Vice President

[If a second signature is required]

By:
Name:
Title:

Renaissance Trust 2009

By: Highbridge Principal Strategies LLC, its Sub-Investment Manager, as a Lender

By:	/s/ Jamie Donsky
Name: Jamie Donsky
Title: Vice President

[If a second signature is required]

By:
Name:
Title:

Aberdeen Loan Funding, Ltd,
as a Lender

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Brentwood CLO, Ltd.,
as a Lender

By: Highland Capital Management. L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Eastland CLO, Ltd.,
as a Lender

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Grayson CLO, Ltd.,
as a Lender

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Greenbriar CLO, LTD,
as a Lender

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Hewett’s Island CLO I-R, Ltd.,
as a Lender

By: Acis Capital Management, LP, its Collateral Manager

By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Jasper CLO Ltd.,
as a Lender

By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

Red River CLO, Ltd.,
as a Lender

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name: Carter Chism
Title: Authorized Signatory

HillMark Funding, Ltd.,
as a Lender

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

Stoney Lane Funding I, Ltd.,
as a Lender

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

Hua Nan Commercial Bank, Ltd., Los Angeles Branch,
as a Lender

By:	/s/ Oliver C. H. Hsu
Name: Oliver C. H. Hsu
Title: VP & General Manager

[If a second signature is required]

By:
Name:
Title:

Phoenix CLO I, LTD. By: ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO II, LTD. By: ING Alternative Asset Management LLC, as its investment manager

Phoenix CLO III, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO I, LTD. By: ING Investment Management Co. LLC, as its investment manager

ING Investment Management CLO II, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO III, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO IV, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING Investment Management CLO V, LTD. By: ING Alternative Asset Management LLC, as its investment manager

ING (L) Flex -Senior Loans By: ING Investment Management Co. LLC, as its investment manager

ISL Loan Trust By: ING Investment Management Co. LLC, as its investment advisor

By:	/s/ Michael Prince

Name: Michael Prince, CFA
Title: Senior Vice President

BELHURST CLO LTD.

By:	INVESCO Senior Secured Management, Inc.,
As Collateral Manager

as a Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

Confluent 3 Limited

By: Invesco Senior Secured Management, Inc. As Investment Manager

as a Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

PowerShares Senior Loan Portfolio,
By: Invesco Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

QUALCOMM Global Trading Pte. Ltd.

By: Invesco Senior Secured Management, Inc. as Investment Manager

as a Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

Invesco Floating Rate Fund

By: Invesco Senior Secured Management, Inc. As Sub-Adviser

as a Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

Invesco Van Kampen Senior Income Trust By: Invesco Senior Secured Management, Inc. As Sub-Adviser

as a Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

Morgan Stanley Investment Management Croton, Ltd. By: Invesco Senior Secured Management, Inc. As Collateral Manager

as a Lender

By:	/s/ Robert P. Drobny
Name: Robert P. Drobny
Title: Authorized Signatory

[If a second signature is required]

By:
Name:
Title:

Trimark Floating Rate Income Fund as a Lender,

By: Invesco Canada Ltd., in its capacity as Manager of Trimark Floating Rate Income Fund

By:	/s/ Gary Lew
Name: Gary Lew
Title: Portfolio Manager

Israel Discount Bank of New York,
as a Lender

By:	/s/ Dan Luby
Name: Dan Luby
Title: Assistant Vice President

By:	/s/ Michael Paul
Name: Michael Paul
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Vanessa Chiu
Name: Vanessa Chiu
Title: Executive Director

Kingsland I, Ltd., as a Lender

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Kingsland II, Ltd., as a Lender

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Kingsland III, Ltd., as a Lender

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Kingsland IV, Ltd., as a Lender

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Kingsland V, Ltd., as a Lender

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

KKR FINANCIAL CLO 2011-1, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

Land Bank of Taiwan, as a Lender

By:	/s/ Henry Leu
Name: Henry Leu
Title: SVP & General Manager

LATITUDE CLO I, LTD, as a Lender

By:	/s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

Hewett’s Island CLO IV, Ltd.

By: LCM Asset Management LLC As Collateral Manager

as a Lender

By:	/s/ Sophie A. Venon
Name: LCM Asset Management LLC
Title: Sophie A. Venon

[If a second signature is required]

By:
Name:
Title:

LCM III, Ltd. By: LCM Asset Management LLC as Collateral Manager,

as a Lender

By:	/s/ Sophie A. Venon
Name: LCM Asset Management LLC
Title: Sophie A. Venon

[If a second signature is required]

By:
Name:
Title:

LCM IV, Ltd. By: LCM Asset Management LLC as Collateral Manager,

as a Lender

By:	/s/ Sophie A. Venon
Name: LCM Asset Management LLC
Title: Sophie A. Venon

[If a second signature is required]

By:
Name:
Title:

LCM IX Limited Partnership By: LCM Asset Management LLC as Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
Name: LCM Asset Management LLC
Title: Sophie A. Venon

[If a second signature is required]

By:
Name:
Title:

LCM V, Ltd. By: LCM Asset Management LLC as Collateral Manager

as a Lender

By:	/s/ Sophie A. Venon
Name: LCM Asset Management LLC
Title: Sophie A. Venon

[If a second signature is required]

By:
Name:
Title:

LCM VI, Ltd. By: LCM Asset Management LLC as Collateral Manager

as a Lender

By:	/s/ Sophie A. Venon
Name: LCM Asset Management LLC
Title: Sophie A. Venon

[If a second signature is required]

By:
Name:
Title:

LCM VIII Limited Partnership By: LCM Asset Management LLC as Collateral Manager
as a Lender

By:	/s/ Sophie A. Venon
Name: LCM Asset Management LLC
Title: Sophie A. Venon

[If a second signature is required]

By:
Name:
Title:

Macquarie Income Opportunities Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

Macquarie Master Diversified Fixed Interest Fund, as a Lender

By:	/s/ Adam Brown
Name: Adam Brown
Title: Vice President

MetLife Insurance Company of Connecticut,
as a Lender

By:	/s/ Matthew J. McInemy
Name: Matthew J. McInemy
Title: Managing Director

[If a second signature is required]

By:
Name:
Title:

Metropolitan Life Insurance Company,
as a Lender

By:	/s/ Matthew J. McInemy
Name: Matthew J. McInemy
Title: Managing Director

[If a second signature is required]

By:
Name:
Title:

The Travelers Indemnity Company,
as a Lender

By:	/s/ Annette Masterson
Name: Annette Masterson
Title: Vice President

Mizuho Corporate Bank, Ltd.
as a Lender

By:	/s/ William Getz
Name: William Getz
Title: Deputy General Manager

Venture IX CDO, Limited,
as a Lender

By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

Venture V CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

Venture VI CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

Venture VII CDO Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

Venture VIII CDO, Limited,
as a Lender

By: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Managing Director

Morgan Stanley Bank, N.A.,
as a Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

Muzinich & Co (Ireland) Limited for the account of Extrayield Global Loan Fund, as a Lender

By:	/s/ Mark Clark
Name: Mark Clark
Title: Director

[If a second signature is required]

By:
Name:
Title:

Muzinich & Co (Ireland) Limited for the account of Extrayield $ Loan Fund, as a Lender

By:	/s/ Mark Clark
Name: Mark Clark
Title: Director

[If a second signature is required]

By:
Name:
Title:

Nob Hill CLO, Limited
as a Lender

By:	/s/ Bradley Kane
Name: Bradley Kane
Title: Portfolio Manager

[If a second signature is required]

By:
Name:
Title:

ARES XXI CLO LTD.,

as a Lender

ARES XXI CLO LTD.

BY: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ Jeff Moore
Name: Jeff Moore
Title: Vice President

THE NORINCHUKIN TRUST & BANKING CO., LTD. ACTING AS TRUSTEE FOR TRUST ACCOUNT NO. 430000-167,
as a Lender

By:	/s/ Eiji Aoki
Name: Eiji Aoki
Title: Chief Manager

Oak Hill Credit Partners IV, Limited,
as a Lender

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

Oak Hill Credit Partners V, Limited
as a Lender

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

OHA Park Avenue CLO I, Ltd.,
as a Lender

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August
Name: Glenn R. August
Title: Authorized Signatory

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey
Name: Margaret Harvey
Title: Managing Director of Portfolio Administration

Hamlet II, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Octagon Delaware Trust 2011,
as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Octagon Emigrant Senior Secured Loan Trust,
as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Octagon Investment Partners IX, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC as Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Octagon Investment Partners V, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Octagon Investment Partners VII, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Octagon Investment Partners X, Ltd.,
as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

Octagon Investment Partners XI, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Octagon Loan Trust 2010, as a Lender

By: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Octagon Paul Credit Fund Series I, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

Oppenheimer Senior Floating Rate Fund, as a Lender

By:	/s/ Jason Reuter
	Name:	Jason Reuter
	Title:	AVP Brown Brothers Harriman & Co., acting as agent for OppenheimerFunds, Inc.

[If a second signature is required]

By:
Name:
Title:

Pro Assurance Indemnity Company, as a Lender

By:	/s/ Leo Dierckmon
Name: Leo Dierckmon
Title: SVP OIM

[If a second signature is required]

By:
Name:
Title:

OZLM Funding, Ltd., as a Lender

By: Och-Ziff Loan Management LP, Its Portfolio Manager

By: Och-Ziff Loan Management LLC, Its General Partner

By:	/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

PB CAPITAL CORPORATION, as a Lender

	By:	/s/ Jeffrey N. Frost
Name: Jeffrey N. Frost
Title: Managing Director

For any institution requiring a second signatory:	By:	/s/ Amit Pathak
Name: Amit Pathak
Title: Vice President

Fairway Loan Funding Company

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

Mayport CLO Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

PIMCO Funds: PIMCO Senior Floating Rate Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

BBC Pension Trust Limited

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

PIMCO Funds: PIMCO Floating Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

PIMCO Funds: PIMCO Diversified Income Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

Equity Trustees ATF PIMCO Extended Markets Fund

By:	Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

PIMCO Funds Global Investors Series plc: Diversified Income Duration Hedged Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

PIMCO Cayman Bank Loan Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

Bakery & Confectionery Union & Industrial Int’l

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

PIMCO Funds: PIMCO High Yield Fund

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

Virginia Retirement System

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

The Mars Associates Retirement Plan

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

Stichting Mars Pensioenfonds

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

Portola CLO, Ltd.

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong Executive Vice President

TRS HY Fnds LLC By: Deutsche Bank AG Cayman Islands Branch, its sole member By: DB Services New Jersey, Inc.

,
as a Lender

By:	/s/ Angeline Quintana
Name: Angeline Quintana
Title: Assistant Vice President

By:	/s/ Deirdre Cesarió
Name: Deirdre Cesarió
Title: Assistant Vice President

TRALEE CDO I LTD,
as a Lender

By:	Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Joseph Matteo
Name: Joseph Matteo
Title: Authorized Signatory

People’s United Bank, N.A.
as a Lender

By:	/s/ Craig R. Kincade
Craig R. Kincade
Senior Commercial Relationship Manager, SVP

Stichting Pensioenfonds voor Huisartsen
as a Lender

By:	/s/ Adam Brown
Name: Adam Brown Title: Vice President

PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company, as a Lender

By:	/s/ David C. Wagner
Name: David C. Wagner
Title: Managing Director

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser

Name: David C. Wagner
Title: Managing Director

Dryden XXII Senior Loan Fund, as a Lender By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

The Prudential Series Fund -Conservative Balanced Portfolio, as a Lender

By: Prudential Investment Management, Inc. As Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden IX—Senior Loan Fund 2005 p.l.c., as a Lender

By: Prudential Investment Management, Inc., Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden VIII—Leveraged Loan CDO 2005, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden XI—Leveraged Loan CDO 2006, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden XVI—Leveraged Loan CDO 2006, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden XVIII Leveraged Loan 2007 Ltd., as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Dryden XXI Leveraged Loan CDO LLC, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

The Prudential Series Fund—Flexible Managed Portfolio, as a Lender

By: Prudential Investment Management, Inc. As Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Gateway CLO Limited, as a Lender

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Advanced Series Trust—AST Prudential Core Bond Portfolio, as a Lender

By: Prudential Investment Management, Inc. as Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as a Lender

By: Prudential Investment Management, Inc. As Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Prudential Investment Portfolios, Inc. 14—Prudential Floating Rate Income Fund, as a Lender

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Prudential Total Return Bond Fund, Inc., as a Lender

By Prudential Investment Management, Inc. as investment advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Virginia College Savings Plan, as a Lender By: Prudential Investment Management, Inc., as Investor Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

ING Life Insurance and Annuity Company, as a Lender

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Pramerica Loan Opportunities Limited, as a Lender

By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

Specialized Investment Management SICAV—SIF Corporate Loan Master Fund, as a Lender

By: Zaisgroup International LLP, as Investment Advisor

By: Pramerica Investment Management Limited, as Portfolio Advisor

By: Pramerica Investment Management ( a trading name of Prudential Investment Management, Inc.) as Sub-Advisor

By:	/s/ Brian Juliano
Name: Brian Juliano
Title: Vice President

PT. BANK NEGARA INDONESIA (PERSERO) TBK NEW YORK AGENCY, as a Lender

By:	/s/ Jerry Phillips
Name: Jerry Phillips
Title: Credit Manager

By:	/s/ Mohammad Yudayat
Name: Mohammad Yudayat
Title: General Manager

Raymond James Bank, N.A.
as a Lender

By:	/s/ Jason Williams
Name: Jason Williams
Title: Assistant Vice President,
Corporate Banker

RBS Citizens, NA,
as a Tranche A-3 Term Lender

By:	/s/ Andrea B. Goldman
Name: Andrea B. Goldman
Title: Senior Vice President

CAVALRY CLO I, Ltd.

By: Regiment Capital Management, LLC, its Investment Adviser

	By:	/s/ William J. Heffron
For any institution requiring a second signatory:		William J. Heffron
Authorized Signatory

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Sharon M. Liss
Name: Sharon M. Liss
Title: Authorized Signatory

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

By:	/s/ H. Thind
Name: H. Thind
Title: Director

Mountain View Funding CLO 2006-I, Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO II Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

Mountain View CLO III Ltd.

By: Seix Investment Advisors LLC, as Collateral Manager

as Lenders

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Trustmark Insurance Company

By: Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

WM Pool-Fixed Interest Trust No. 7

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name: Richard H. Weinstein
Title: Chief Operating Officer

CANNINGTON FUNDING LTD.,
as a Lender

By:	Silvermine Capital Management LLC As Investment Manager

By:	/s/ Joshua Cringle
Name: Joshua Cringle
Title: Analyst

COMSTOCK FUNDING LTD.,
as a Lender

By:	Silvermine Capital Management LLC As Collateral Manager

By:	/s/ Joshua Cringle
Name: Joshua Cringle
Title: Analyst

ECP CLO 2008-1, LTD,
as a Lender

By:	Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Joshua Cringle
Name: Joshua Cringle
Title: Analyst

GREENS CREEK FUNDING LTD.,
as a Lender

By:	Silvermine Capital Management LLC As Investment Manager

By:	/s/ Joshua Cringle
Name: Joshua Cringle
Title: Analyst

Silver Crest CBNA Loan Funding LLC,
as a Lender

By:	Citibank N.A.

By:	/s/ Lynette Thompson
Name: Lynette Thompson
Title: Director

[STATE BANK OF INDIA]
as a Lender

By:	/s/ VIJAY ALAKSHMI MUDDU
Name: VIJAY ALAKSHMI MUDDU
Title: V.P. & HEAD (SYNDICATIONS)

[If a second signature is required]

By:
Name:
Title:

Stone Tower CLO IV Ltd.,
as a Lender

By: Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

Falcon Senior Loan Fund Ltd.,
as a Lender

By: Stone Tower Fund Management LLC, As its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Authorized Signatory

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

SUNTRUST BANK,
as a Lender

By:	/s/ Joshua J. Turner
Name: Joshua J. Turner
Title: Vice President

Nuveen Diversified Dividend & Income Fund,
as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Symphony CLO I, LTD.,
as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

Symphony CLO VI Ltd.,
as a Lender

By: Symphony Asset Management LLC

By:	/s/ James Kim
Name: James Kim
Title: Co-Head of Credit Research

This consent is made by the following Lender, acting through the undersigned investment advisor:

ACE American Insurance Company, as a Lender

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

Once the amendment has concluded, we expect our position to be unchanged at 4,099,817.92.

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Floating Rate Fund, Inc., as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

Once the amendment has concluded, we expect our position to be unchanged at 545,722.94.

This consent is made by the following Lender, acting through the undersigned investment advisor:

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

Once the amendment has concluded, we expect our position to be unchanged at 9,062,000.00.

Taiwan Corporative Bank, Ltd. Seattle Branch, Seattle, Washington, as a Lender

By:	/s/ Ming-Chih Chen
Name: Ming-Chih Chen
Title: Vice President & General Manager

Founders Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as a Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

[If a second signature is required]

By:
Name:
Title:

Grant Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as a Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

[If a second signature is required]

By:
Name:
Title:

Muir Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as a Lender

By:	/s/ Michael J. Starshak Jr.
Name: Michael J. Starshak Jr.
Title: Officer

[If a second signature is required]

By:
Name:
Title:

Teachers Insurance and Annuity Association of America, as a Lender

By:	/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

For any institution requiring a second signatory:

By:
Name:
Title:

TIAA Stable Value, as a Lender

By:	/s/ Cynthia Bush
Name: Cynthia Bush
Title: Managing Director

For any institution requiring a second signatory:

By:
Name:
Title:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN STRATEGIC INCOME SECURITIES FUND, as a Lender

By:	/s/ Guang Alex Yu
Name: Guang Alex Yu
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Clifford A. Mull
Name: Clifford A. Mull
Title: First Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Scott O’Connell
Name: Scott O’Connell
Title: Vice President

Union Bank, N.A., as a Revolving Lender

By:	/s/ David J. Stassel
Name: David J. Stassel
Title: Vice President

1776 CLO I, Ltd.,
as a Lender

By:	/s/ Ron Polye
Name: Ron Polye
Title: Managing Director

[If a second signature is required]

By:
Name:
Title:

Each of the persons listed on Annex A, Severally but not jointly, as a Lender By: Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman
Title: Vice President and Counsel

ANNEX A

Global Indemnity (Cayman) Limited

Stellar Performer Global Series W—Global Credit

SunAmerica Senior Floating Rate Fund, Inc.

UMC Benefit Board, Inc.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kirk Tesch
Name: Kirk Tesch
Title: Director